SUMMARY PROSPECTUS
REIPX
May 1, 2016

T. Rowe Price Equity Income Fund—I Class

A fund seeking a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. This class is generally available only to financial intermediaries and other institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s I Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.53%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.11%

Total annual fund operating expenses	0.64%

Fee waiver/expense reimbursement	(0.06)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.58%[a]

a Through April 30, 2018, T. Rowe Price Associates, Inc. has agreed to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T.  Rowe Price Associates, Inc. by the fund or class whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the payment of the I Class Operating Expenses or if such reimbursement would cause the fund’s I Class Operating Expenses to exceed 0.05%. The agreement may be terminated at any time beyond April 30, 2018, with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$59	$192	$345	$787

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual

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fund operating expenses or in the example, affect the fund’s performance. During the period December 17, 2015 through December 31, 2015, the fund’s portfolio turnover rate was 27.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

The fund typically employs a “value” approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, we generally look for companies in the aggregate with one or more of the following:

• an established operating history;

• above-average dividend yield relative to the S&P 500;

• low price/earnings ratio relative to the S&P 500;

• a sound balance sheet and other positive financial characteristics; or

• low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

The adviser generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the S&P 500 Stock Index. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies

Summary	3

employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Dividend-paying stock risk The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Market capitalization risk Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The Equity Income Fund—I Class incepted on December 17, 2015, and does not have a full calendar year of performance history. Performance for the class will be presented after the class has been in operation for one full calendar year. As a point of comparison, however, the following bar chart and table show calendar year returns and average annual total returns for the existing Investor Class of the Equity Income Fund (“Investor Class”). Because the Equity Income Fund—I Class is expected to have lower expenses than the Investor Class, its performance, had it existed over the periods shown, would have been higher. The Investor Class and the Equity Income Fund—I Class share the same portfolio. The bar chart and table provide some indication of the risks of investing in the fund by showing how much

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returns can differ from year to year and how the Investor Class’ average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more other comparative indexes that have investment characteristics similar to those of the fund.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted for the Investor Class.

Performance information represents only past performance (before and after taxes) and does not necessarily indicate future results.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

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Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Equity Income Fund
Returns before taxes	-6.66%	8.67%	5.65%
Returns after taxes on distributions	-8.24	7.57	4.76
Returns after taxes on distributions
and sale of fund shares	-2.50	6.87	4.58
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31
Lipper Equity Income Funds Index	-2.96	10.04	6.02

Current performance information may be obtained through troweprice.com or by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
John D. Linehan	Chairman of Investment Advisory Committee	2015	1998

Purchase and Sale of Fund Shares

The fund’s I Class generally requires a $1,000,000 minimum initial investment, although the minimum may be waived for certain accounts, such as retirement plans and financial intermediaries maintaining omnibus accounts. There is no minimum for subsequent purchases. If you hold shares through a retirement plan or financial intermediary, different investment minimums may apply to your account.

You may purchase, redeem, or exchange shares of the fund at any time by written request or by calling 1-800-638-8790 on any day the New York Stock Exchange is open for business. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its investment adviser do not pay broker-dealers or other financial intermediaries for sales or related services of the fund’s I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	R426-045 5/1/16